UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2018

ESSENDANT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38499	36-3141189
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Parkway North Blvd. Suite 100 Deerfield, Illinois		60015-2559
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (847) 627-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On September 14, 2018, Essendant Inc., a Delaware corporation (“Essendant”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Egg Parent Inc., a Delaware corporation and an affiliate of Staples (as defined below) (“Parent”), Egg Merger Sub Inc., a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub”), and Staples, Inc., a Delaware corporation (“Staples”), a significant customer of Essendant. The Merger Agreement provides for the merger of Merger Sub with and into Essendant, with Essendant surviving the merger as the surviving corporation (the “Merger”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Merger Sub is required to commence a tender offer (the “Offer”) to purchase all of the outstanding shares of Essendant’s common stock, par value $0.10 per share (the “Essendant Common Stock”), at a price per share of $12.80 (the “Offer Price”), net to the seller in cash, without interest and subject to any applicable tax deduction or withholding.

The Merger Agreement provides that, immediately following the acceptance for payment for all Essendant Common Stock validly tendered pursuant to the Offer (the “Offer Closing”), the parties to the Merger Agreement will take all necessary and appropriate action to cause the Merger to become effective immediately following the Offer Closing without a stockholders’ meeting in accordance with Section 251(h) of the Delaware General Corporation Law.

Upon the effective time of the Merger, each share of Essendant Common Stock (except for shares held by Parent, Essendant and Merger Sub, which will be cancelled and cease to exist, and by stockholders who exercise their appraisal rights under Delaware law) will be converted into the right to receive the Offer Price.

The Merger Agreement provides that all outstanding Essendant stock options, restricted stock units, performance-based restricted stock units and shares of restricted stock will vest in full (assuming target-level performance for performance-based restricted stock units) and be cancelled in exchange for a cash payment equal to the Offer Price (less any applicable exercise price with respect to the stock options), multiplied by the number of shares of Essendant Common Stock subject to each applicable award. Outstanding Essendant performance unit awards will fully vest and be cancelled in exchange for a cash payment equal to $1 multiplied by the number of performance units underlying the applicable award. All outstanding cash-based awards granted pursuant to Essendant’s stock plans will vest in full and be canceled in exchange for payment of the underlying cash amount, provided that any applicable performance conditions will generally be deemed satisfied at target level performance (with deemed vesting at maximum performance for certain awards), and any threshold performance conditions also will be deemed met in full.

In connection with the Offer, Essendant intends to file a Solicitation/Recommendation Statement on Schedule 14D-9 with the U.S. Securities and Exchange Commission (the “SEC”) recommending that holders of Essendant Common Stock accept the Offer and tender their shares in the Offer.

The parties have made customary representations and warranties and agreed to various customary covenants in the Merger Agreement, including, among others, covenants by Essendant to conduct its business in the ordinary course between the execution of the Merger Agreement and the earlier of the closing of the Merger or termination of the Merger Agreement and not to engage in certain actions during such period. Essendant covenants in the Merger Agreement, among other things, (1) not to solicit alternative transactions, (2) except under limited circumstances, not to enter into discussions concerning, or provide confidential information in connection with, alternative transactions, and (3) with limited exceptions, that the board of directors of Essendant will recommend that holders of Essendant Common Stock accept the Offer and tender their shares in the Offer.

The parties have agreed to use their reasonable best efforts to obtain any required consents from governmental authorities, including required filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). In addition, Essendant, Staples and Parent will be required to use reasonable best efforts to eliminate any impediments under the HSR Act or other antitrust laws so as to enable the parties to close the contemplated transactions as promptly as practicable. However, in no event are the parties required to divest any assets or take any other action if such action would result in a material and adverse effect on the assets of Essendant and its subsidiaries, taken as a whole, or Parent and its affiliates, taken as a whole.

Consummation of the Offer is subject to customary closing conditions, including, among others, (1) the valid tender of the number of shares of Essendant Common Stock that, together with the number of shares of Essendant Common Stock owned by Parent, Merger Sub or any of their respective affiliates, represents a majority of the outstanding shares of Essendant Common Stock (the “Minimum Condition”) and (2) the expiration or termination of any applicable waiting period under the HSR Act.

The Merger Agreement contains certain termination rights for both Essendant and Parent and further provides that Essendant must pay to Parent a termination fee of $12 million, and reimburse Parent for its payment on behalf of Essendant of the $12 million termination fee due under the GPC Merger Agreement (as defined below), under certain circumstances.

Parent must pay Essendant $20 million if the Merger Agreement is terminated by (1) either party because Parent has not accepted for payment the shares tendered in the Offer by March 8, 2019 and the HSR Act and antitrust-related conditions to the Offer have not been satisfied but all other offer conditions (other than the Minimum Condition and any conditions that can only be satisfied at the consummation of the Offer) have been satisfied, or (2) either party because a permanent and final governmental order that relates to antitrust laws has enjoined the contemplated transactions.

Parent and Merger Sub have obtained debt financing commitments from Wells Fargo Bank, National Association to finance the transactions contemplated by the Merger Agreement. Consummation of the Offer and the Merger is not subject to a financing condition.

Staples has agreed to guarantee the obligations of Parent and Merger Sub under the Merger Agreement.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the complete text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 and is incorporated by reference herein.

The above description of the Merger Agreement has been included to provide investors and security holders with information regarding the terms of the Merger Agreement. It is not intended to provide any other factual information about Essendant or its subsidiaries or affiliates. The Merger Agreement contains representations and warranties of Essendant solely for the benefit of Parent, Merger Sub and Staples. The assertions embodied in those representations and warranties are qualified by information in a confidential disclosure letter that Essendant has delivered to Parent, Merger Sub and Staples in connection with signing the Merger Agreement as of a specific date. The disclosure letter contains information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Therefore, investors and security holders should not treat them as categorical statements of fact. Moreover, these representations and warranties may apply standards of materiality in a way that is different from what may be material to investors. They were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement and they are subject to more recent developments. Accordingly, investors and security holders should read the representations and warranties in the Merger Agreement when filed not in isolation but only in conjunction with the other information about Essendant and its subsidiaries that Essendant includes in reports and statements it files with the SEC.

Rights Agreement Amendment

On September 14, 2018, in connection with the Merger Agreement, Essendant and Equiniti Trust Company, as rights agent (the “Rights Agent”) under the Rights Agreement, dated as of May 17, 2018, as amended from time to time, between Essendant and the Rights Agent (the “Rights Agreement”), entered into Amendment No. 2 to the Rights Agreement (“Amendment No. 2”). Amendment No. 2 renders the Rights Agreement inapplicable to the Merger Agreement by providing that a “Distribution Date,” a “Stock Acquisition Date” and a “Triggering Event” (each as defined in the Rights Agreement) will be deemed not to have occurred, that no person or entity will become an “Acquiring Person” (as defined in the Rights Agreement), and that no Rights (as defined in the Rights Agreement) will become exercisable, in any such case by reason of the (1) approval, execution, delivery, pendency, performance, public announcement or public disclosure of the Merger Agreement or (2) commencement or, prior to termination of the Merger Agreement, consummation of any of the transactions contemplated by the Merger Agreement. Amendment No. 2 further provides that all Rights established under the Rights Agreement will automatically expire immediately prior to the payment for all shares of Essendant Common Stock validly tendered pursuant to the Offer.

The foregoing description of Amendment No. 2 does not purport to be complete and is qualified in its entirety by the complete text of Amendment No. 2, a copy of which is attached as Exhibit 4.1 and is incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement.

On September 14, 2018, prior to or concurrently with entering into the Merger Agreement, Essendant delivered to Genuine Parts Company (“GPC”) written notice terminating the Agreement and Plan of Merger, dated as of April 12, 2018 (the “GPC Merger Agreement”), by and among GPC, Rhino SpinCo, Inc., Essendant and Elephant Merger Sub Corp., pursuant to Section 9.01(g) of the GPC Merger Agreement in order to enter into the Merger Agreement. In connection with the termination of the GPC Merger Agreement, Parent is paying to GPC the $12 million termination fee due under the GPC Merger Agreement on behalf of Essendant. As a result of the termination of the GPC Merger Agreement, Essendant’s special meeting of stockholders, which was scheduled to be held on October 5, 2018, has been cancelled. A description of the material terms of the GPC Merger Agreement can be found in the Current Report on Form 8-K filed by Essendant on April 12, 2018.

Item 3.03	Material Modification to Rights of Security Holders.

The disclosure set forth under the heading “Rights Agreement Amendment” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 8.01 Other Events.

On September 14, 2018, Essendant issued a joint press release with Staples announcing entry into the Merger Agreement. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 14, 2018, by and among Essendant Inc., Egg Parent Inc., Egg Merger Sub Inc. and Staples, Inc.*

4.1	Amendment No. 2 to the Rights Agreement, dated as of September 14, 2018, between Essendant Inc. and Equiniti Trust Company, as rights agent

99.1	Joint press release of Essendant Inc. and Staples, Inc., dated September 14, 2018

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Essendant agrees to furnish to the SEC a copy of such schedules and exhibits, or any section thereof, upon request.

Cautionary Statement

This document contains forward-looking statements, including statements regarding the proposed acquisition of Essendant by Staples. From time to time, oral or written forward-looking statements may also be included in other information released to the public. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements often contain words such as “may,” “can,” “could,” “would,” “should,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “believes,” “seeks,” “will,” “is likely to,” “scheduled,” “positioned to,” “continue,” “forecast,” “aim,” “goal,” “target,” “predicting,” “projection,” “potential” or similar expressions, although not all forward-looking statements contain these words. Forward-looking statements may include references to goals, plans, strategies, objectives, projected costs or savings, anticipated future performance, results, events or transactions of Essendant and the expected timing of the proposed transaction with Staples and other statements that are not strictly historical in nature. These forward-looking statements are based on management’s current expectations, forecasts and assumptions and could ultimately prove inaccurate. This means the forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including, but not limited to: uncertainties as to the timing of the tender offer and the subsequent merger; uncertainties as to how many Essendant stockholders will tender their shares in the offer; the possibility that competing offers will be made; the ability to receive the required consents and regulatory approvals for the proposed transaction and to satisfy the other conditions to the closing of the transaction with Staples on a timely basis or at all, including under the HSR Act; the occurrence of events that may give rise to a right of one or both of Essendant and Staples to terminate the merger agreement; the risk that, prior to the completion of the transaction, Essendant’s business and its relationships with employees, collaborators, vendors and other business partners could experience significant disruption due to transaction-related uncertainty; the risk that stockholder litigation in connection with the Offer or the Merger may result in significant costs of defense, indemnification and liability; negative effects of the announcement of the transaction with Staples on the market price of Essendant Common Stock and/or on Essendant’s business, financial condition, results of operations and financial performance; risks associated with transaction-related litigation; and the ability of Essendant to retain and hire key personnel; and the risks and uncertainties pertaining to Essendant’s business, including those detailed under “Risk Factors” and elsewhere in Essendant’s public periodic filings with the SEC. There can be no assurance that the proposed transaction with Staples or any other transaction described above will in fact be consummated in the manner described or at all. Stockholders, potential investors and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. It is not possible to anticipate or foresee all risks and uncertainties, and investors should not consider any list of risks and uncertainties to be exhaustive or complete. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, please see Essendant’s statements and reports on Forms 10-K, 10-Q and 8-K and Schedule 14D-9 filed with or furnished to the SEC and other written statements made by Essendant from time to time. The forward-looking information herein is given as of this date only and is qualified in its entirety by this cautionary statement, and Essendant undertakes no obligation to revise or update it.

Additional Information

The tender offer for shares of Essendant Common Stock has not yet commenced. This document does not constitute an offer to buy or a solicitation of an offer to sell any securities. The solicitation and offer to buy Essendant Common Stock will be made only pursuant to an offer to purchase and related materials that Staples, Parent and Merger Sub intend to file with the SEC. At the time the tender offer is commenced, Parent and Merger Sub will file with the SEC a Tender Offer Statement on Schedule TO, including the offer to purchase, letter of transmittal and other related materials, with respect to the tender offer, and thereafter Essendant will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer. INVESTORS AND STOCKHOLDERS ARE ADVISED TO READ THE SCHEDULE TO (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER TENDER OFFER DOCUMENTS) AND THE SCHEDULE 14D-9, INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO, AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO. Investors and stockholders may obtain the Schedule TO, the Schedule 14D-9 and other relevant documents filed with the SEC free of charge from the SEC’s website at www.sec.gov. The documents filed by Essendant with the SEC may also be obtained free of charge at Essendant’s website at www.essendant.com or by contacting Essendant’s Investor Relations Department at (847) 627-2900.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESSENDANT INC.

Date: September 17, 2018	/s/ Brendan McKeough
Brendan McKeough Senior Vice President, General Counsel and Secretary